Midwest Air Group Board Of Directors

July 16, 2007

airTran.com

Safe Harbor Disclosure

Forward Looking Information

Certain of the statements contained herein should be considered "forward-looking statements," including, except in connection with the Offer (as defined below) within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as "may", "will", "expect," "intend," "indicate," "anticipate," "believe," "forecast," "estimate," "plan," "guidance," "outlook," "could," "should," "continue" and similar terms used in connection with statements regarding the outlook of AirTran Holdings, Inc., (the "*Company*" or "*AirTran*"). Such statements include, but are not limited to, statements about expected fuel costs, the revenue and pricing environment, the Company's expected financial performance and operations, future financing plans and needs, overall economic conditions and the benefits of the business combination transaction involving Midwest Air Group, Inc. ("*Midwest*") and the Company, including future financial and operating results and the combined companies' plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties that could cause the Company's actual results and financial position to differ materially from the Company's expectations. Such risks and uncertainties include, but are not limited to, the following: the Company's ability to achieve the synergies anticipated as a result of the potential business combination transaction involving Midwest and to achieve those synergies in a timely manner; the Company's ability to integrate the management, operations and labor groups of the Company and Midwest; the impact of high fuel costs; significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices; the Company's ability to attract and retain qualified personnel; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the U.S. military presence in Iraq and Afghanistan and the terrorist attacks of September 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; adequacy of insurance coverage; reliance on automated systems and the potential impact of any failure or disruption of these systems; the potential impact of future significant operating losses; the Company's ability to obtain and maintain commercially reasonable terms with vendors and service providers and its reliance on those vendors and service providers; security-related and insurance costs; changes in government legislation and regulation; the Company's ability to use pre-merger net operating losses and certain tax attributes; competitive practices in the industry, including significant fare restructuring activities, capacity reductions and in-court or out-of-court restructuring by major airlines and industry consolidation; interruptions or disruptions in service at one or more of the Company's hub airports; weather conditions; the impact of fleet concentration and increased maintenance costs as aircraft age and utilization increases; the Company's ability to maintain adequate liquidity; the Company's ability to maintain contracts that are critical to its operations; the Company's fixed obligations and its ability to obtain and maintain financing for operations, aircraft financing and other purposes; changes in prevailing interest rates; the Company's ability to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the Company's ability to attract and retain customers; the cyclical nature of the airline industry; economic conditions; and other risks and uncertainties listed from time to time in the Company's reports to the Securities and Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company. Subject to the Company's obligation under Rule 14d-6(c) to promptly disclose any material change in the Offer to Exchange and related materials, AirTran assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled "*Risk Factors*" in the Company's Annual Report on Form 10-K for the period ended December 31, 2006, which is available at www.sec.gov and at www.AirTran.com.

Safe Harbor Disclosure

Additional Information

This document relates, in part, to the offer (the "Offer") by AirTran Holdings, Inc., ("AirTran") through its wholly-owned subsidiary, Galena Acquisition Corp. ("Galena"), to exchange each issued and outstanding share of common stock and Series A Junior Participating Preferred Stock and associated rights of Midwest Air Group, Inc., a Wisconsin corporation ("Midwest"), (collectively the "Rights" and together, the "Midwest Shares"), for consideration consisting of a combination of cash and common stock, par value $0.001 per share ("AirTran Common Stock"), of AirTran having an aggregate value of $15.00 per share, comprised of $9.00 in cash and 0.5842 of a share of AirTran common stock.

The Offer currently is scheduled to expire at 12:00 Midnight, New York City time on August 10, 2007, unless extended. AirTran and Galena have expressly reserved the right, in their sole discretion, to extend the period of time during which the Offer will remain open. Any extension will be announced no later than 9:00 A.M., New York City time, on the next business day after the previously scheduled expiration date.

This document does not constitute an offer to purchase or the solicitation of an offer to sell which is being made only pursuant to the Offer to Exchange and related Letter of Transmittal forming part of the registration statement referred to below. The information required to be disclosed by Exchange Act Rule 14d-6(d)(1) is contained in the Prospectus and is incorporated by reference. The Offer is not being made to and nor will tenders be accepted from or on behalf of holders of securities of Midwest Air Group, Inc. in any jurisdiction in which the making of the Offer or the acceptance thereof would not comply with the laws of such jurisdiction. In those jurisdictions in the United States where the securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on behalf of AirTran and Galena by Morgan Stanley & Co. Incorporated and Credit Suisse Securities (USA) LLC, or by one or more registered broker or dealers under the laws of such jurisdiction.

AirTran has filed a Registration Statement (No. 333-139917) with the Securities and Exchange Commission on Form S-4 relating to the AirTran common stock to be issued to holders of Midwest shares in the offer (the "Registration Statement"). The terms and conditions of the Offer are set forth in the prospectus, which is a part of the registration statement (the "Prospectus"), and the related Letter of Transmittal, which also are exhibits to the Schedule TO.

Investors and security holders are urged to read the Registration Statement, as well as any other relevant documents filed with the SEC, and any amendments or supplements to those documents, because they contain or will contain important information.

Investors and security holders may obtain a free copy of the Registration Statement, the Schedule TO, and amendments and supplements to such respective documents at http://www.sec.gov. The Registration Statement, the Schedule TO, and such other documents and amendments and supplements to such respective documents may also be obtained free of charge from AirTran by directing such request to: Richard P. Magurno, Corporate Secretary, AirTran Holdings, Inc., 9955 AirTran Boulevard, Orlando, Florida 32827, or to the information agent for this offering: Innisfree M&A Incorporated, 501 Madison Avenue, New York, New York 10022.

Agenda

- Introduction
- Overview of AirTran Airways
- Strategic Rationale for Merger
- MEH Plan Discussion
- Conclusions

MEH Shareholders Have Spoken In Favor Of AirTran

- On May 16th and again on June 8th, a majority of Midwest Shareholders tendered their shares in support of AirTran's offer of $15 per share of Midwest Air Group stock.
- On June 14th shareholders elected three outside directors.
- Shareholders have consistently stated, by a nearly 2 to 1 margin, their desire to accept AirTran's offer.
- The goal of today's meeting is to establish a process to begin merger discussions.

AirTran Airways Overview


AirTran
airtran.com

AirTran Has Delivered On Its Strategic Goals

		1999	2003	2007
Network	Departures	243	417	768
	Cities	30	40	56
	% ATL	94%	77%	65%
Fleet	Aircraft	40 DC9 / 10 737	11 DC9 / 53 717	87 717 / 50 737NG
	Average Age	29 years	6 years	3 years
	Orders	50 B717	32 B717	63 737NG
Finances	Performance	Unprofitable	4 profitable years	8th profitable year
	Cash	less than $10M	Over $100M	Over $400M
	Leverage	$230M Debt Due	Improved	Strong
Strategic Goals		Profitability	Diversify network	Network growth
		Operations	Fleet Plan	Cost position
		Balance Sheet	Reduce costs	Quality service
		New Aircraft	Product upgrade	

AirTran Had A Small Concentrated Network In 2000


August 2000
Minneapolis
Flint
Akron/
Canton
Buffalo
Boston
New York City
Newark
Philadelphia
Chicago
Moline
Bloomington
Dayton
Washington, D.C. (IAD)
Newport News
Greensboro
Raleigh/Durham
Memphis
Myrtle Beach
Atlanta
Dallas/Ft. Worth
Savannah
Jacksonville
Gulfport/Biloxi
Fort Walton Beach
Houston
New Orleans
Tampa
Orlando
Ft. Myers
Ft. Lauderdale
Miami

Cities	31
Routes	38
Transcon	0%

airTran.com

Network Diversification And Expansion

August 2003



Minneapolis
Milwaukee
Flint
Akron/
Canton
Chicago
Moline
Bloomington
Pittsburgh
Dayton
Rochester
Buffalo
Boston
New York City
Newark
Philadelphia
Baltimore
Washington, D.C. (IAD)
Newport News
Denver
Kansas City
Wichita
Las Vegas
Los Angeles
Memphis
Greensboro
Raleigh/Durham
Myrtle Beach
Atlanta
Savannah
Dallas/Ft. Worth
Tallahassee
Jacksonville
Gulfport/Biloxi
Pensacola
Houston
New Orleans
Orlando
Tampa
Grand Bahama
Ft. Myers
West Palm Beach
Ft. Lauderdale
Miami

Cities	43
Routes	71
Transcon	9%

airTran.com

Current AirTran Network


August 2007
Seattle
Minneapolis
Portland
Boston
Rochester
Buffalo
Newburgh
White Plains
New York City
Newark
Philadelphia
Baltimore
Washington, D.C. (DCA)
Washington, D.C. (IAD)
Newport News
Richmond
Flint
Detroit
Akron/ Canton
Milwaukee
Chicago
Moline
Pittsburgh
Bloomington
Dayton
Indianapolis
San Francisco
Denver
Kansas City
St Louis
Wichita
Las Vegas
Los Angeles
San Diego
Phoenix
Memphis
Raleigh/Durham
Charlotte
Atlanta
Charleston
Savannah
Dallas/Ft. Worth
Jacksonville
Gulfport/Biloxi
Pensacola
Daytona Beach
Houston
New Orleans
Orlando
Tampa
Sarasota
Ft. Myers
Grand Bahama
West Palm Beach
Ft. Lauderdale
Miami

Cities	56
Routes	129
Transcon	23%

AirTran.com

AirTran's Atlanta Hub Is Now The World's Largest Low Cost Hub


DAL-Atlanta
AMR-Dallas
CAL-Houston
UAUA - Chicago
NWAC-Minneapolis
NWAC-Detroit
AAI-Atlanta
CAL-Newark
UAUA-Denver
LUV-Las Vegas
AMR-Chicago
LCC-Charlotte
LUV-Chicago
LCC-Phoenix
AA-Miami
JBLU-New York
LUV-Baltimore
UAUA-San Francisco
LCC-Philadelphia
FRNT-Denver
MEH-Milwaukee
MEH-Kansas City
271 departures in June 2007
0
100
200
300
400
500
600
700
800
900
1,000
1,100
Mainline Departures
Regional Departures

airTran.com

Network Breadth Drives Cost And Revenue Efficiency



Cities w/ 5 or more destinations
Flint 5
Rochester 6
Milwaukee 5
Detroit 5
Boston 8
Chicago 7
Akron / Canton 7
Philadelphia 5
Indianapolis 5
5
Dayton
15 Baltimore
5 Newport News
8 Las Vegas
54 Atlanta
31 Orlando
Tampa 11
Sarasota 5
9 Ft. Lauderdale
Ft. Myers 8

* November 2007

AirTran Is The Industry Cost Leader


Stage Length Adjusted Non-Fuel Unit Costs*
(cents)
2006 @ 652 miles
11
10
9
8
7
6
AirTran projects a sixth consecutive year of cost reductions
AirTran
Southwest Airlines
jetBlue
Midwest Airlines
US Airways
nwa
Delta
American Airlines
Continental Airlines

* Excludes fuel and special items

Investments In People, Technology & Facilities










rtran.com

AirTran Has Industry Leading DOT Performance

May 2007

On-Time Arrivals



Hawaiian

Completion Factor



Mishandled Baggage per 1,000 Passengers



Consumer Complaints per 100,000 Enplanements



	On-Time Arrivals	
1	[1]HAWAIIAN	92.8%
2	ALOHA	88.4%
3	**AIRTRAN**	**85.5%**
4	DELTA	84.0%
5	PINNACLE	83.6%
6	SOUTHWEST	83.2%
7	SKYWEST	80.9%
8	MESA	80.1%
9	ASA	78.8%
10	JETBLUE	78.2%
11	FRONTIER	77.1%
12	EXPRESSJET	76.8%
13	COMAIR	76.5%
14	ALASKA	76.2%
15	UNITED	75.7%
16	CONTINENTAL	75.1%
17	NORTHWEST	74.6%
18	AMERICAN EAGLE	73.4%
19	AMERICAN	71.0%
20	US AIRWAYS	67.9%

	Completion Factor	
1	HAWAIIAN	99.8%
2	JETBLUE	99.7%
3	CONTINENTAL	99.7%
4	FRONTIER	99.6%
5	**AIRTRAN**	**99.6%**
6	SOUTHWEST	99.6%
7	DELTA	99.4%
8	PINNACLE	99.2%
9	ALASKA	99.1%
10	UNITED	99.1%
11	NORTHWEST	99.1%
12	ASA	99.1%
13	SKYWEST	98.8%
14	COMAIR	98.8%
15	EXPRESSJET	98.7%
16	ALOHA	98.5%
17	US AIRWAYS	98.5%
18	MESA	97.9%
19	AMERICAN	97.8%
20	AMERICAN EAGLE	97.8%

	Mishandled Baggage per 1,000 Passengers	
1	HAWAIIAN	2.70
2	**AIRTRAN**	**3.39**
3	NORTHWEST	3.80
4	ALOHA	4.03
5	JETBLUE	4.38
6	UNITED	4.83
7	CONTINENTAL	5.02
8	ALASKA	5.18
9	DELTA	5.26
10	SOUTHWEST	5.54
11	FRONTIER	6.15
12	PINNACLE	6.30
13	AMERICAN	6.40
14	US AIRWAYS	7.17
15	EXPRESSJET	7.46
16	ASA	7.74
17	COMAIR	8.84
18	SKYWEST	9.21
19	MESA	9.95
20	AMERICAN EAGLE	11.60

	Consumer Complaints per 100,000 Enplanements	
1	SOUTHWEST	0.19
2	ALOHA	0.31
3	HAWAIIAN	0.34
4	EXPRESSJET	0.35
5	**AIRTRAN**	**0.38**
6	JETBLUE	0.40
7	FRONTIER	0.50
8	ASA	0.57
9	MESA	0.58
10	SKYWEST	0.63
11	ALASKA	0.65
12	CONTINENTAL	0.75
13	PINNACLE	0.91
14	NORTHWEST	1.13
15	COMAIR	1.22
16	AMERICAN EAGLE	1.26
17	AMERICAN	1.44
18	DELTA	1.48
19	UNITED	2.00
20	US AIRWAYS	2.66

First Quarter 2007 Performance*

On-Time	*#3*
Bag Delivery	*#1*
Completion	*#3*
Complaints	*#3*
Invol. DB	*#2*

** Among Major Airlines*

Midwest does not report performance to the DOT

AirTran Delivers Both Low Costs And High Quality

Airline Quality Rating for Major Carriers
Wichita State University / University of Nebraska, Omaha

	2003	2004	2005	2006
1.	JetBlue	JetBlue	JetBlue	JetBlue
2.	Alaska	AirTran	AirTran	AirTran
3.	Southwest	Southwest	Independence	Frontier
4.	America West	United	Southwest	Northwest
5.	US Airways	Alaska	United	Southwest
6.	Northwest	America West	America West	Continental
7.	Continental	Northwest	Northwest	United
8.	AirTran	American	Continental	Alaska
9.	United	Continental	Alaska	American
10.	ATA	ATA	American	ATA

* AirTran not ranked prior 2003; Midwest is not included due to lack of DOT reporting

AirTran Has Successfully Executed Its Strategy


Total Revenue
Revenue (Millions)
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
1999
2000
2001
2002
2003
2004
2005
2006


Cumulative Profit
Cumulative Operating Profit (Millions)
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
1999
2000
2001
2002
2003
2004
2005
2006


Employment
Employees (FTE)
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
1999
2000
2001
2002
2003
2004
2005
2006


Daily Departures
Daily Departures
700
600
500
400
300
200
100
0
1999
2000
2001
2002
2003
2004
2005
2006

airTran.com

AirTran Is Actively Involved In The Community

Sample Investments in the Community:

- Make A Wish – Granted more than 1,000 wishes for Make A Wish kids each year
- Junior Achievement – teaching kids the economics of life
- YMCA/YWCA – kids, women, families
- United Negro College Fund – education
- March of Dimes – working to prevent birth defects.
- Habitat For Humanity



airTran.com

AirTran Is A Good Corporate Citizen

Sample Civic Board Seats

Metro Atlanta Chamber of Commerce
Forward Atlanta
Atlanta Convention and Visitors Bureau
Central Atlanta Progress
Atlanta Business League
Georgia Chamber of Commerce
Visit Florida, Inc.
Florida Commission on Tourism
Leadership Atlanta
Orlando/Orange County Convention & Visitors Bureau

Sample Community Board Seats

Georgia Aquarium
Woodruff Arts Center
Travelers Aid Metro Atlanta
CHRIS Kids
Metro Atlanta Arts and Culture Commission
Atlanta Symphony Orchestra
Junior Achievement of Florida/Georgia
Jewish Community Center of Orlando
Boys and Girls Club of West End
Partnership Against Domestic Violence

And will be equally active in the Milwaukee and Kansas City communities

AirTran Is Involved When It's Needed Most

- After Hurricane Katrina, AirTran Airways flew brothers Peyton and Eli Manning from Indianapolis to Louisiana with a 737 full of 31,000 pounds of relief supplies – food, medicine, and clothes for those affected.
- AirTran flew the Salvation Army relief workers and more than 100,000 pounds of relief supplies to Louisiana and to Mississippi to assist in the Katrina cleanup.
- New Orleans Officials asked AirTran for help – and AirTran flew New Orleans police and fire fighters free of charge on R&R missions to Atlanta.
- Following a horrific bus crash, AirTran sent an aircraft to Toledo to fly the families of the Bluffton Univ. baseball team to Atlanta.


airTran

airTran.com

Strategic Rationale for Merger


AirTran
airtran.com

airTran.com

AirTran Is Committed To A Successful Merger

- AirTran's strong preference is to consummate a friendly transaction with Midwest that delivers value to all stakeholders
- Our core philosophy has always been to control our own destiny and not have our success determined by others
- This merger creates a stronger, more defensible route network and positions our companies for success
- Our determination demonstrates our commitment and belief in this transaction

Powerful Strategic Rationale

Network	■ Complementary route networks with limited overlap ■ Combine AirTran's strong East Coast network with Midwest's hubs in Milwaukee and Kansas City ■ Improved scale in consolidating industry with improved incremental growth opportunities
Fleet	■ 717 fleet commonality creates unique cost synergies ■ Ability to upgrade Midwest's MD-80 fleet with AirTran's new, more fuel efficient 737-700s ■ Additional 737 deliveries create growth opportunities
Financial	■ Over $60MM of annual run-rate synergies ■ Will provide growth potential & job security for employees ■ Substantial economic benefits for Milwaukee & Kansas City

AirTran & Midwest Are Stronger Together Than As Independent Entities

Complementary Route Networks

Combined carrier will be well positioned in key markets throughout the Eastern, Midwestern and Southeastern U.S.



Seattle
San Francisco
Las Vegas
Los Angeles
San Diego
Phoenix
Denver
Duluth
Rhinelander
Wausau
Minneapolis
Appleton
Green Bay
Madison
Milwaukee
Grand Rapids
Toronto
Rochester
Buffalo
Detroit
Cleveland
Moline
Des Moines
Omaha
Indianapolis
Columbus
Bloomington
Kansas City
St Louis
Wichita
Louisville
Richmond
Nashville
Memphis
Raleigh/Durham
Charlotte
Atlanta
Charleston
Dallas/Ft. Worth
Savannah
Jacksonville
Daytona Beach
Gulfport/Biloxi
Houston
New Orleans
Pensacola
San Antonio
Orlando
Tampa
Sarasota
Ft. Myers
Grand Bahama
West Palm Beach
Ft. Lauderdale
Miami
Portland
Boston
Hartford
White Plains
New York City
Newark
Philadelphia
Baltimore
Washington, D.C.
Newport News
Midwest
AirTran

Only five overlapping routes

airTran.com

Multiple Hubs Improves Competitive Position


Multiple hubs make the combined carrier a more relevant and effective competitor in spoke cities
Seattle
San Francisco
Las Vegas
Los Angeles
San Diego
Phoenix
Denver
Omaha
Des Moines
Minneapolis
Kansas City
Wichita
St Louis
Bloomington
Indianapolis
Moline
Milwaukee
Chicago
Flint
Detroit
Toronto
Rochester
Portland
Boston
White Plains
New York City
Newark
Philadelphia
Baltimore
Washington, D.C.
Akron/
Canton
Richmond
Newport News
Raleigh/Durham
Charlotte
Nashville
Atlanta
Charleston
Dallas/Ft. Worth
Houston
San Antonio
New Orleans
Daytona Beach
Orlando
Grand Bahama
Sarasota
Ft. Myers
West Palm Beach
Ft. Lauderdale
Miami
Midwest
AirTran

airTran.com

Combined Network Improves City Presence



>5 Jet Destinations Served
Rochester 6
Boston 10
Flint 5
Detroit
Milwaukee 45+
6
Pittsburgh
Chicago 7
7
5
New York 6
Dayton 6
Philadelphia 6
15
Baltimore
Indianapolis 6
Akron/ Canton
Washington 6
Kansas City 19+
8 Las Vegas
Newport News 5
Atlanta 54+
Tampa 12
31 Orlando
Sarasota 5
Ft. Myers 9
11 Ft. Lauderdale

* November 2007

airTran.com

AirTran's Plan For Midwest Growth

Realistic & Achievable


Vancouver
Seattle
Salt Lake City
San Jose
San Francisco
Denver
Las Vegas
Los Angeles
San Diego
Phoenix
Albuquerque
Duluth
Rhinelander
Wausau
Minneapolis
Appleton
Green Bay
Madison
Milwaukee
Grand Rapids
Des Moines
Moline
Omaha
Indianapolis
Bloomington
Kansas City
St Louis
Wichita
Louisville
Nashville
Memphis
Dallas/Ft. Worth
Gulfport/Biloxi
Houston
New Orleans
San Antonio
Pensacola
Montreal
Portland
Toronto
Rochester
Boston
Buffalo
Hartford
White Plains
Detroit
New York City
Cleveland
Newark
Akron-Canton
Pittsburgh
Philadelphia
Columbus
Baltimore
Washington, D.C.
Dayton
Richmond
Newport News
Raleigh/Durham
Charlotte
Atlanta
Charleston
Savannah
Jacksonville
Daytona Beach
Orlando
Tampa
Sarasota
Grand Bahama
West Palm Beach
Ft. Myers
Ft. Lauderdale
Miami
Cancun
San Juan
Current Routes
New MKE Routes

Milwaukee will reach 70 markets with 215 daily flights
Kansas City will grow to 63 flights to 26 destinations

Merger Creates Instant Diversification


Midwest Network
19%
Kansas City
4%
Other
77%
Milwaukee
AirTran Network
Chicago
Other
8%
3%
Baltimore
9%
Orlando
12%
68%
Atlanta
Combined Network
Chicago
Other
Kansas City
2%
7%
6%
Baltimore
6%
Orlando
8%
46%
Atlanta
Milwaukee
25%
Share of departures

* Based on August 2007 Schedule

airTran.com

AirTran's Fleet Plan: Positioned For Low Cost Growth

AirTran's future 737NG deliveries are more than $300m below current market cost


Aircraft
250
200
150
100
50
0
74
87
105
127
137
150
164
178
188
200
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
717s
737s

Immediate Fleet Synergies

Boeing 717

- AirTran is the largest operator in the world, Midwest is second largest
- AirTran can lower the operating cost of the Midwest 717 fleet
  - Lower maintenance cost agreements
  - Improved crew productivity

MD-80's

- AirTran can immediately upgrade this fleet with more efficient 737-700's
  - 737 is 30% more fuel efficient and environmentally friendly aircraft
- Regardless of the MD80 assumptions, a new AirTran 737 will provide superior profitability to any options currently available to MEH
- AirTran has the fleet that Midwest needs for low cost, efficient growth

AirTran Will Create Benefits A Standalone Midwest Can Not Achieve

- A low cost fleet with planes on order
- More efficient utilization of airport assets
- Network breadth and scope
- Industry leading distribution costs
- Increased purchasing power

airTran.com

Substantial Benefits For Wisconsin and Milwaukee

- Increased flight activity and lower fares will stimulate passenger growth and facilitate economic development in the Milwaukee region and across the state.
- Total economic benefit of increased travel and related spending in Wisconsin will be nearly $1 billion per year by 2009.
- AirTran will increase daily departures by 74 flights, daily seat capacity will more than double and 27 additional destinations will be added to the Milwaukee hub

AirTran Airways Planned Milwaukee Hub, Summer 2009:

	June 2009
Total Daily Flights:	215
Total Nonstop Destinations:	70
Incremental Employment:	1,100



Milwaukee Hub: 2009
Vancouver
Seattle
Duluth
Minneapolis
Green Bay
Milwaukee
Toronto
Montreal
Portland
Rochester
Boston
New York City
Salt Lake City
Des Moines
Omaha
San Jose
San Francisco
Denver
Kansas City
St Louis
Washington, D.C.
Newport News
Raleigh/Durham
Las Vegas
Wichita
Los Angeles
San Diego
Phoenix
Albuquerque
Memphis
Atlanta
Charleston
Dallas/Ft. Worth
Savannah
Jacksonville
Daytona Beach
Pensacola
Orlando
San Antonio
Houston
New Orleans
Tampa
Sarasota
Ft. Myers
Grand Bahama
West Palm Beach
Ft. Lauderdale
Miami
Cancun
San Juan
Current Routes
New MKE Routes
AirTran Will Grow MKE to 70 Total Destinations with more than 215 daily departures

New nonstop routes from Milwaukee will include San Diego, Albuquerque, Houston, New Orleans, Cancun, Miami, West Palm Beach, San Juan, Jacksonville, Charlotte, Richmond, White Plains, Rochester and Montreal.

airTran.com

Value Exceeds $1 Billion For State of Wisconsin

- A larger and stronger Milwaukee hub produces direct economic benefits to the community through expanded flights, lower fares, increased passenger levels and increased employment
- More than 1,100 additional jobs:
  - Pilots 264
  - Flight Attendants 396
  - Maintenance 66
  - Airport Cust. Svc 315
  - Call Center 50
  - Management 25
- This economic stimulation does not include secondary benefits resulting from additional employment, salaries and spending

Consumer Savings on air travel across the state of Wisconsin per year.	**$363 million**
New Visitors stimulated by lower fares and increased service.	**3.7 million**
Airport Fees resulting from higher departure levels.	**$11 million**
Concession Revenue resulting from increased passenger volumes.	**$18 million**
Non-Airport spending on goods and services by new visitors.	**$467 million**
New Jobs created by the additional flying, increased number aircraft deployed at the Milwaukee hub (22).	**1,100+**
Increased Payroll	**$30 million**

Midwest Can Not Produce These Benefits On Their Own

airTran.com

Over $500 Million In Value For Kansas City

- Increased flight activity and lower fares will stimulate passenger growth and facilitate economic development in the Kansas City region and across both states.
- Total economic benefit of increased travel and related spending in the Greater Kansas City area will be more than $500 million per year by 2009.
- AirTran will increase daily departures by over 70%, daily seat capacity will more than double and 12 additional destinations will be added to the Kansas City hub


Kansas City Hub: 2009
Vancouver
Seattle
Salt Lake City
San Jose
San Francisco
Denver
Las Vegas
Los Angeles
San Diego
Phoenix
Albuquerque
Wichita
Omaha
Des Moines
Kansas City
Minneapolis
Duluth
Rhinelander
Wausau
Appleton
Green Bay
Madison
Milwaukee
Grand Rapids
Detroit
Toronto
Rochester
Buffalo
Cleveland
Akron-Canton
Pittsburgh
Columbus
Dayton
Montreal
Portland
Boston
Hartford
White Plains
New York City
Newark
Philadelphia
Baltimore
Washington, D.C.
Richmond
Newport News
Raleigh/Durham
Charlotte
Nashville
Memphis
Atlanta
Charleston
Savannah
Jacksonville
Daytona Beach
Orlando
Tampa
Sarasota
Ft. Myers
Grand Bahama
West Palm Beach
Ft. Lauderdale
Miami
Pensacola
Gulfport/Biloxi
New Orleans
Houston
San Antonio
Dallas/Ft. Worth
Cancun
San Juan
Current Routes
New MCI Routes
AirTran Will Grow MCI to 26 Total Destinations with more than 63 daily departures

AirTran Airways Planned Kansas City Hub Summer 2009:

	June 2009
Total Daily Flights:	63
Total Nonstop Destinations:	26
Incremental Employment:	494

Midwest Management's Criticism Of AirTran's Plan Are Not Supported By Facts

1. AirTran greatly overestimates their ability to achieve the passenger levels in their plan; ***Milwaukee is too small***,
   - 22 of the markets in the AAI plan are smaller than the smallest market AirTran serves from ATL.
   - AirTran will eliminate service to small markets throughout Wisconsin, Kansas and Missouri. AirTran has stated that ***RJs don't work in a low cost business model***.
2. AirTran ***overestimates the numbers of passengers*** that will come from the Chicago area, fares at MKE are closer to O'Hare levels; AirTran compared to MDW fares.
3. AirTran has a ***history of abandoning markets*** after initial expansion
4. AirTran is a ***commodity product*** and will lose the market share that Midwest has gained through quality product and services.
5. The AirTran business model is ***bad for corporate travel programs***; AirTran doesn't have a national sales force, discount programs, travel agent or corporate travel manager support services.

1

AirTran Has An Established History Of Building Demand Through Price And Service Competition

- AirTran has a strong track record of successfully and profitably developing small and midsize markets.

- While AirTran serves large metropolitan markets, it is unique among low cost carriers in serving smaller communities like Akron-Canton, Bloomington, Newport News, and Flint.
  - Akron-Canton to Atlanta grew from 16 daily passengers to 200 after AirTran entered the market
  - Bloomington increased by more than 1,700%, from 5 to 92 passengers per day
  - Newport News grew from only 8 passengers per day to Atlanta to more than 255 daily passengers.
  - Atlanta to Flint grew from 8 passengers per day to 165 after AirTran's entry.
  - **The fare between Milwaukee and Atlanta dropped by 41% and passengers grew by 113% after AirTran initiated competition in the market.**

- The Milwaukee hub offers a unique opportunity for Regional Jet feeder service that didn't exist in Atlanta due to runway and gate limitations

airTran.com

1

AirTran Markets Have Doubled In Demand, Small Markets Grew By More Than 1,000%

Impact of AirTran Airways Entry in Atlanta Markets

Atlanta to:	Year End 3rd Qtr 1993 Daily Psgrs	Avg Fare	Year End 3rd Qtr 2006 Daily Psgrs	Avg Fare	% Change: Passengers	Avg Fare
Newport News	7.8	$ 137	255.8	$ 100	3179%	-27%
Flint	8.1	$ 152	164.8	$ 108	1934%	-29%
Bloomington	4.9	$ 193	91.7	$ 107	1770%	-45%
White Plains	11.0	$ 230	152.7	$ 121	1293%	-47%
Akron-Canton	16.5	$ 198	199.7	$ 115	1110%	-42%
Moline	16.5	$ 171	102.5	$ 110	521%	-36%
Gulfport	17.3	$ 130	75.2	$ 129	335%	-1%
Houston	75.8	$ 180	320.3	$ 130	323%	-28%
New York-LGA	643.4	$ 223	2160.5	$ 137	236%	-39%
Dayton	96.1	$ 180	311.1	$ 126	224%	-30%
Wichita	37.3	$ 202	109.5	$ 125	194%	-38%
Sarasota	56.6	$ 149	164.0	$ 117	190%	-22%
Washington-IAD	261.3	$ 168	672.2	$ 116	157%	-31%
Buffalo	93.5	$ 145	219.8	$ 125	135%	-14%
Minneapolis-St Paul	264.3	$ 201	606.0	$ 133	129%	-34%
Milwaukee	179.0	$ 191	380.4	$ 112	113%	-41%
Washington-DCA	535.5	$ 217	1118.3	$ 132	109%	-39%
Ft. Lauderdale	416.6	$ 166	869.0	$ 129	109%	-22%
Las Vegas	409.0	$ 158	852.4	$ 168	108%	7%
Boston	546.5	$ 191	1080.8	$ 146	98%	-24%
Orlando	465.6	$ 157	917.8	$ 136	97%	-13%
Dallas-Ft Worth	683.5	$ 203	1324.1	$ 152	94%	-25%

AirTran.com

2

Milwaukee Is An Underserved Market

City	Population (mil)	Peak Day Departures	Dept/100,000
Charlotte	2.1	644	30.7
Cincinnati	2.1	476	22.7
Kansas City	1.9	271	14.3
Memphis	1.2	285	23.8
Milwaukee	2.3	237	10.3
Average	**9.6**	**1913**	**19.9**

Relative to its population, Milwaukee has 57% fewer flights and…

City	Population (mil)	Peak Day Seats	Seats/100,000
Charlotte	2.1	61,329	2920
Cincinnati	2.1	30,175	1437
Kansas City	1.9	24,640	1297
Memphis	1.2	21,790	1816
Milwaukee	2.3	15,046	654
Average	**9.6**	**152,980**	**1594**

…64% fewer seats per day then Memphis, a city half the size

City	Population (mil)	Avg Daily Depts	Dept/100,000
Chicago	8.5	1,618	19.0
Milwaukee	2.3	237	10.3
Average	**10.8**	**1,835**	**17.0**

…And less than half the per capita service than Chicago

City	Population (mil)	Peak Day Seats	Seats/100,000
Chicago	8.5	173,011	2035
Milwaukee	2.3	15,046	654
Average	**10.8**	**188,057**	**1741**

Population within 45 miles of the airport, average daily departures and daily seats are as published in the Official Airline Guide for July 2007

2

There Is Significant Loss Of Traffic To Chicago



Chicago-MDW 6%
Madison 8%
Chicago-ORD 22%
Milwaukee 64%

Source: Sabre MIDT Analysis, 2007



Usage of MKE Airport
98%-100%
95%-98%
90%-95%
85%-90%
80%-85%
70%-80%
60%-70%
40%-60%
20%-40%
.01%-20%
Mayville
West Bend
Port Washin
Hartford
Grafton
Waterloo
Watertown
Menomonee Falls
MSN
MADISON
Oconomowoc
Milwaukee
Waukesha
Jefferson
MKE
Oregon
Fort Atkinson
Mukwonago
Edgerton
Palmyra
Evansville
E Troy
Racine
Janesville
Burlington
Broadhead
Delavan
Kenosha
Pell Lake

- More than 35% of travelers in the Milwaukee MSA use other area airports
- Lower fares and increased frequency and more nonstop destinations will bring them back to General Mitchell.

3

AirTran Has Consistently Executed Its Growth Plan

- The best example of our commitment is that AirTran is investing nearly $400 million in our plan for Milwaukee & Kansas City
- Since 2000, AirTran Airways has grown it's network capacity by than 300%
  - Average daily departures has grown from 270 in 2000 to 765 today
  - Added service in 26 cities for a total of 56 cities served
  - Initiated nonstop flights in more than 90 new city-pair markets
- Between 2000 and today, AirTran has doubled the size of its Atlanta hub.
  - Average daily departures have grown from 130 in 1Q00 to more than 260 today
- AirTran has adapted to changing market dynamics, as do all successful businesses, and modified our strategies and routes accordingly
  - Eliminated service to 2 cities (Toledo and Tallahassee) and shifted service from Ft. Walton Beach to Pensacola, Greensboro to Charlotte, and Myrtle Beach to Charleston.
- Since 2000, Midwest has grown its Milwaukee hub capacity by less than 20%.
  - The number of nonstop city-pairs served from Milwaukee is flat versus 1Q00
  - Dropped service from Milwaukee to 9 markets: Cedar Rapids, Cincinnati, Ft. Wayne, Houston, Lansing, La Crosse, Moline, Traverse City and Washington-Dulles.
  - Eliminated service from Kansas City to Austin, Des Moines, Washington-Dulles, Little Rock, Moline, New Orleans, Omaha and Orange County, CA.

airTran.com

4

Major Satisfaction Survey Validates AirTran Product

2007 North American Airlines Survey; Overall Customer Satisfaction


JetBlue Airways
810
Frontier Airlines
750
Southwest Airlines
744
AirTran Airways
721
Continental Airlines
704
Delta Air Lines
680
American Airlines
670
Alaska Airlines
668
United Airlines
659
US Airways
648
Northwest Airlines
646
630
650
670
690
710
730
750
770
790
810
830

Midwest sample too small to be statistically significant

airTran.com

5

AirTran's Commitment To Business Travel

- AirTran's business model is designed for business travel:
  - New aircraft, Business Class, assigned seating, EasyFit bins and XM Satellite Radio on every flight
- AirTran's A2B Corporate Program is tailored to meet the needs of small, medium and large businesses.
  - The A2B Corporate Program is actively utilized by more than 4,500 companies, including multiple Fortune 500 corporations covering millions of dollars in travel each year
- AirTran has a National Sales force with offices in Atlanta, Baltimore, Boston, Chicago and Westchester County, NY.
- The AirTran corporate travel desk is located in our Savannah, GA call center and is covered 24 hours, 7 days a week.



airTran.com

AirTran's Plan Has Been Endorsed By Numerous Industry Experts…

"In our opinion, the joining of **AirTran's and Midwest's networks** and **compatible fleets** seems to **make sense** and offers fewer potential complications than most airline deals contemplated in recent memory."

- Jim Parker, Raymond James

"A merger between AirTran and Midwest **makes sense**"

- Helane Becker, The Benchmark Company LLC,

"There's no question the deal would result in **more air service at Milwaukee, more employment and lower fares**,"

- Michael Boyd, Boyd Aviation Group

"The proposed transaction should provide **substantial further upside to the current MEH holders**, and that Milwaukee, and the state of Wisconsin, would benefit meaningfully from such a combination."

- Bob McAdoo, Prudential Securities

"Low fares stimulate demand, and when you add demand you have **additional jobs that are created**,"

- Brian Nelson, Morningstar Corp

"Our positive view of AirTran would be further **enhanced by a link-up with Midwest Airlines**."

- Susan Donofrio, Cathay Financial

…And Other Stakeholders

“AirTran has shown that it can effectively compete with the legacy airlines in a way that benefits employees, airports, air travelers and communities”

"AirTran is responsible for creating thousands of good union jobs both in Atlanta and in other communities it serves…AirTran will bring more good jobs and more lower fares to all the communities it serves…The Atlanta North GA Labor Council of the AFL-CIO supports AirTran proposal to acquire Midwest.”

- Charles Fleming, Atlanta North Georgia Labor Council AFL-CIO President

“Our take is that it would be good for Madison fliers because it would bring a low-cost carrier into the market, which means lower airfares. It would be great for our customers”

- Ed Mani, President Burkhalter Travel (Madison, WI)

“The “save the cookie” campaign…begs the question as to what exactly the company is being saved from and for whose benefit.”

“We are concerned that there is now a disconnect between management and the board of directors on the one hand and the majority of shareholders on the other.”

- Richard Hurowitz, Chairman & CEO, Octavian Advisors

AirTran And Midwest Are Stronger Together

- Combining the strengths and networks of both carriers can accomplish more than either carrier can on their own.
- Complementary route networks, fleet and business model creates positive synergies, improved opportunities:
  - Increased earnings potential
  - Market expansion
  - Job creation
- The combined carrier is better prepared for future industry challenges: competitive incursion, fuel spikes, economic slowdown…

AirTran.com

MIDWEST AIRLINES

Midwest Plan Discussion

airTran.com

Midwest Has Managed To Survive

- A successful strategy requires more than survival
  - Industry turbulence, particularly NWA CH11, has benefited Midwest recently
- Maintained service reputation and brand image through significant product modifications & restructuring
- Midwest lacks the resources to exploit their core assets in Milwaukee and Kansas City
- ***Survival in a low margin business creates risks for all stakeholders***

airTran.com

Midwest Stand Alone Plan Contains Significant Risks

- Miss on 2007 earnings outlook and past financial performance undermines credibility of Midwest's strategic plan
- Industry risk & uncertainty
  - Economic and competitive environment
  - Small market, high cost hubs have failed when faced with low cost competition
    - Raleigh-Durham, Columbus, Nashville, Pittsburgh
- Ability to efficiently replace the MD80
  - Impact of new or leased aircraft on Midwest cost structure
- Impact of new product configuration on historic yield premiums and share
- Automation enhancements to sell upgrades in a way that, minimizes dilution and achieves yield premiums
- Net contribution of outsourced regional jet program

Midwest Plan Leaves Key Issues Unresolved

- The elements of the plan do not address Midwest's key strategic weaknesses:
  - Concentration in Milwaukee
  - Vulnerability to competitive actions
  - Higher costs and reliance on older technology fleet

- Plan revenue assumptions are overly aggressive with no discussion of cost impacts.
  - Projections do not include any dilution of yield from introduction of coach class seats
  - Anticipated incremental benefit from upgrade fees is dependent on systems enhancements that are yet to be developed
  - The high degree of overlap in the NWA code share provides minimal incremental benefit

airTran.com

Midwest Revenue Concentration Increases Vulnerability

Top 20 Markets Share of Total Daily Revenue

	Midwest	AirTran	Alaska	Frontier	Northwest	Southwest	United
Subtotal Top 20	951,002	1,274,182	1,998,821	1,086,722	2,771,440	3,459,406	4,534,673
Total Daily Revenue	1,625,188	4,339,263	4,352,836	2,588,825	15,610,959	23,681,088	23,493,607
Top 20 as a % of TTL	59%	29%	46%	42%	18%	15%	19%

Source: APGDat US DOT Domestic O&D Revenue

- At 59%, Midwest has an exceptionally high percentage of its revenue concentrated in its top 20 markets
- 25% of Midwest's total daily revenue is in just five markets
- 23% of Midwest's revenue are in markets with a high probability of low cost competition
  - New York/Boston – Milwaukee and Kansas City: 14.5%
  - Phoenix/Las Vegas – Milwaukee: 8.5%
- High revenue concentration increases the vulnerability to competitive incursions

Low Cost Competition Is Inevitable In Milwaukee

Low Cost Carriers Hold Most New Aircraft Delivery Positions

Carrier Type	2007	2008	2009	2010	2011	2012	2013	Total
Legacy Major	33	89	100	66	38	37	13	376
Low Cost	114	89	98	75	69	56	26	527
Other	66	46	24	6	0	0	0	101
Total Orders	213	224	222	147	107	93	39	1045
LCC % of Total	54%	40%	44%	51%	64%	60%	67%	50%

Source: Skyworks Capital

- The majority of aircraft deliveries over the next six years will be to low cost carriers
- With gate availability and Midwest's relative high fares in Milwaukee, low cost incursion is inevitable

Midwest Cost Reduction Initiatives Are Not Enough

Non-Fuel Unit Costs at 652 Miles for 2006


(cents)
11
10
9
8
7
6
MEH 26% higher
MEH 34% higher
AirTran
Southwest Airlines
jetBlue
Midwest Airlines
Proposed New Cost
Midwest Airlines
Current Cost
US Airways
nwa
Delta
American Airlines
Continental Airlines

* Excludes fuel and special items

airTran.com

Midwest Strategy Has Already Stalled



Unit Revenue (Cents)
12.0
11.5
11.0
10.5
10.0
9.5
9.0
8.5
8.0
7.5
7.0

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
2007	8.73	9.73	11.35	10.89	10.28	11.52						
2006	8.22	9.25	10.83	10.89	10.98	11.82	11.01	10.60	9.76	10.86	10.59	9.55
2005	7.21	7.70	9.68	9.10	8.86	10.15	9.87	9.03	8.75	9.13	9.63	8.67

- Unit revenue benefits of NWA capacity reductions have leveled off and are now declining
- Revenue contribution of frequent traveler alliance and SkyWest program should already be contributing to network improvement

airTran.com

Midwest Performance Tracks Legacy Carrier Trends

Industry "recovery" may be short lived as legacy carriers add capacity


11,000
6,000
1,000
(4,000)
(9,000)
(14,000)
Operating Income (millions)
11%
6%
1%
-4%
-9%
-14%
Operating Margin
9/11
Fuel
Chapter 11
Restructuring

	2000	2001	2002	2003	2004	2005	2006
Industry Operating Income	5,513	(10,219)	(9,512)	(3,884)	(4,260)	(2,958)	3,947
MEH Operating Margin	1%	-6%	-6%	-8%	-11%	-10%	0%
Industry Operating Margin	6%	-12%	-12%	-12%	-4%	-3%	3%

Earnings Reductions Undermine Long-Term Plan



($)
2.00
1.50
1.00
0.50
0.00
2007 Estimated Midwest EPS
AirTran Offer: $9 per share + 0.5842 AAI vs. 2009/2010 EPS of ???
>$1.70
MEH Forecast
$1.50
$1.30
Revised MEH Forecast
$0.88
$0.31
25-Jan-07
13-Apr-07
Baird Jun-07
Raymond James Jun-07

- *Both Baird and RJA have reduced EPS for 2008*

airTran.com

Wall Street Analysts Are Skeptical On MEH Plan

"The cut hurts the company's credibility and could force the board to reconsider AirTran's offer."

- Craig Kennison, Baird, June 12, 2007

"We are taking a wait and see approach on the impact of these changes on the MEH model. Lastly, we note the benefit of configuration changes and recent code-share agreements will not be fully-realized until 2009"

- Jim Parker, Raymond James, May 30, 2007

"Importantly, lacking an agreement, we believe that either AirTran or Southwest Airlines will commence service in Milwaukee, likely in a matter of months, and MEH shares could fall to below $10, where it traded before the AAI offer became public."

- Bob McAdoo, Prudential Securities

MEH Trading Consistent With AAI Offer, Above Peers

- On 12/12/06, the day prior to announcement, Midwest's stock closed at $9.08 per share
  - 30 day average prior to the date of the original 10/20/06 offer was $8.21
- In the seven months since announcement, the AMEX Airline Index is down 12%; On that basis, Midwest would be trading at $7.98 per share
  - Even if an index of the low cost carriers were used, Midwest would trade at $8.73 (1)

Indicative Midwest Share Price



($)
18
16
14
12
10
8
6
10/13/07 11/29/07 12/22/06 1/9/07 1/25/07 2/12/07 2/28/07 3/16/07 4/3/07 4/19/07 5/7/07 5/23/07 6/8/07 6/26/07 7/12/07
$13.25 Offer
$15.00 Offer
Initial Offer
$14.50
$7.98 Based on XAL
Midwest
Offer Value

Note: (1) LCCs include Frontier, WestJet, JetBlue and Southwest.

airTran.com

Midwest's Share Price Reflects Cash Balances

- MEH has the lowest cash reserve among the legacy and LCC universe
- The market considers this cash in its valuation of Midwest
- AirTran is paying a meaningful premium to the price the market put on Midwest (including its cash)
- Post-merger airline will still need MEH's cash for liquidity and working capital

Unrestricted Cash[1] as a % of LTM Revenues



(%)
40%
30%
20%
10%
0%
31.2%
28.9%
23.8%
21.7%
20.9%
19.8%
19.3%
17.5%
17.4%
16.9%
16.4%
16.2%
JBLU
ALK
AMR
LCC
LUV
CAL
NWA
AAI
UAUA
FRNT
DAL
MEH

Note
1. Includes Unrestricted Cash and Cash Equivalents and Short Term Investments

Source Company Filings as of 3/31/07 except Frontier which is as of 12/31/06

Shareholders Don't See The Value of The Standalone Plan

- Credibility of standalone plan and future value is compromised with successive earnings revisions
  - Earnings reductions demonstrate inherent risk of any forecast
- Vulnerability of MEH plan is clear from recent unit revenue weakness even without additional competition
- Standalone plan requires MEH shareholders to defer receiving fair value versus certainty of AAI offer
- Shareholders at risk for both industry volatility and new competitors in Milwaukee and Kansas City
- Shareholders have voted their confidence in AirTran's ability to execute its strategy

Conclusions

Two Different Stories: 1999 To Today


Total Revenue
Revenue (000)
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
1999
2000
2001
2002
2003
2004
2005
2006
AirTran
Midwest
Cumulative Profit
Cummulative Operating Profit (Millions)
$500
$400
$300
$200
$100
$0
($100)
($200)
1999
2000
2001
2002
2003
2004
2005
2006
AirTran
Midwest
Employment
Employees (FTE)
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
1999
2000
2001
2002
2003
2004
2005
2006
AirTran
Midwest
Daily Departures
Daily Departures
700
600
500
400
300
200
100
0
1999
2000
2001
2002
2003
2004
2005
2006
AirTran
Midwest

airTran.com

AirTran's Offer Is Best For All Stakeholders

- ***Shareholders*** have voiced overwhelming support
  - Consideration per share
    - $9 cash
    - 0.5842 shares of AAI common
  - Value of $389 million as of April 2, 2007
  - MEH shares have traded within a range of 3.6% to 16.7% below the current offer value since announcement on April 2, 2007
  - 14.6 million shares, or 64% of non-management shares, tendered as of June 8, 2007
- ***Employees*** benefit from 1,100 new jobs in Milwaukee, about 500 new jobs in Kansas City
- **Community** benefits from more than $1.5 billion economic stimulus in Milwaukee and Kansas City

AirTran's Offer Has Limited Conditions

Condition	***AAI***	***MEH***
Minimum Tender	✓	
Rights Redemption		Never Issued
Impairment		BOD Controlled
Regulatory	✓	
NYSE	✓	
WI Control Share		BOD Controlled
WI Bus. Comb. & Fair Price		BOD Controlled
Registration	Standard	
Legal	Standard	
Litigation	Standard	
Financing Commitment	✓	

- Of the limited conditions attached to the AirTran offer, several have been met, are customary and normal conditions of closing or are within the control of the Midwest Board of Directors to eliminate or remove.

The Shareholders Have Spoken In Favor of A Merger

Tender offer expires on August 10, 2007

Next Steps:

- Establish a schedule for due diligence
- Initiate discussions for merger & integration
- Establish steps and target dates to reach agreement prior to August 10, 2007